UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
August 21, 2023
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices and Zip Code)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 18, 2023, two subsidiaries of Micron Technology, Inc. (“Micron”), Micron New York Semiconductor Manufacturing LLC and Micron Idaho Semiconductor Manufacturing (Triton) LLC, each submitted full applications to the U.S. Department of Commerce’s CHIPS Program Office (the “CPO”) in response to the CPO's Notice of Funding Opportunity for semiconductor manufacturing under the U.S. CHIPS and Science Act of 2022. Micron Idaho Semiconductor Manufacturing (Triton) LLC submitted a full application for federal funding for the development of a leading-edge memory manufacturing fab in Boise, Idaho. Micron New York Semiconductor Manufacturing LLC submitted the other full application for federal funding to build a leading-edge DRAM manufacturing megafab in Clay, New York. In these applications, Micron requested federal support in the form of grants, which combined with investment tax credits, are necessary to enable proceeding with both projects.
* * * * *

The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding Micron’s plans for the development of manufacturing facilities. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially. Please refer to the documents Micron files with the Securities and Exchange Commission, including its most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause Micron’s actual results to differ materially from those contained in these forward-looking statements. These certain factors can be found at micron.com/certainfactors. Although Micron believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Micron is under no duty to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	August 21, 2023	By:	/s/ Mark Murphy
		Name:	Mark Murphy
		Title:	Executive Vice President and Chief Financial Officer